SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
               (Date of earliest event reported): January 17, 2003
                                                  ----------------


                            Advanced Photonix, Inc.
                           -------------------------
             (Exact Name of Registrant as specified in its Charter)



    Delaware                         1-11056                      33-0325836
   --------------------------------------------------------------------------
   (State or other jurisdiction    (Commission               (IRS Employer
         of incorporation)         File Number)            Identification No.)



          1240 Avenida Acaso, Camarillo, California         93012
          ---------------------------------------------------------
          (Address of Principal Executive Offices)       (ZIP Code)





                         Registrant's telephone number,
                      including area code: (805) 987-0146
                                           ---------------

This current report on Form 8-K/A amends Item 7 of the current report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2003.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements
     --------------------
     Previously filed with the Securities and Exchange Commission on Form 8-K, dated January 17, 2003.

(b)  Pro Forma Information
     ---------------------
     (i) Unaudited pro forma condensed consolidated balance sheet of Advanced Photonix, Inc. and Texas Optoelectronics, Inc. at December 29, 2002.

     (ii) Unaudited pro forma condensed consolidated statement of operations of Advanced Photonix, Inc. and Texas Optoelectronics, Inc. for the nine months ended December 29, 2002.

     (iii) Unaudited pro forma condensed consolidated statement of operations of Advanced Photonix, Inc. and Texas Optoelectronics, Inc. for the twelve months ended March 31, 2002.


ADVANCED PHOTONIX, INC. AND TEXAS OPTOELECTRONICS, INC.

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 29, 2002 (UNAUDITED)

                                                           API              TOI          Adjustments             Consolidated
ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents                               1,224,000          338,000        (1,200,000)  (e)           362,000
Short Term Investments                                  1,002,000                0                                 1,002,000
Accounts Receivable less allowance of $87,000           1,685,000          355,000                                 2,040,000
Inventories                                             2,779,000          313,000                                 3,092,000
Prepaid expenses and other current assets                 315,000           55,000                                   370,000
                                                     ---------------- ----------------   -----------------    -----------------
Total Current Assets                                    7,005,000        1,061,000        (1,200,000)              6,866,000
                                                     ---------------- ----------------   -----------------    -----------------

EQUIPMENT AND LEASEHOLD IMPROVEMENTS
Equipment and Leasehold Improvements, at cost           4,366,000        1,188,000                                 5,554,000
Less accumulated depreciation and amortization         (3,193,000)      (1,077,000)                               (4,270,000)
                                                     ---------------- ----------------   -----------------     -----------------
Equipment and Leasehold Improvements, net               1,173,000          111,000                                 1,284,000
                                                     ---------------- ----------------   -----------------     -----------------

OTHER ASSETS:
Goodwill, net of accumulated amortization of $353,000     963,000                0           889,000
                                                                                             494,000  (a, b)
                                                                                              85,000  (d)
                                                     ---------------- ----------------   ------------------    -----------------
                                                          963,000                0         1,468,000               2,431,000



Patents, net of accumulated amortization of $43,000        20,000                0                                    20,000
Other                                                     157,000                0                                   157,000
                                                     ---------------- ----------------    -----------------    -----------------
Total Other Assets                                      1,140,000                0         1,468,000               2,608,000
                                                     ---------------- ----------------    -----------------    -----------------


TOTAL ASSETS                                            9,318,000        1,172,000           268,000              10,758,000
                                                     ================ ================    =================    =================

                                  (Continued)

ADVANCED PHOTONIX, INC. AND TEXAS OPTOELECTRONICS, INC.

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET - Continued
DECEMBER 29, 2002 (UNAUDITED)


LIABILITIES AND SHAREHOLDERS EQUITY

CURRENT LIABILITIES:
Notes Payable                                                   0           20,000                                    20,000
Accounts Payable                                          606,000          249,000            (10,000)  (e)          845,000
Accrued Salaried, Wages and Benefits                      245,000                0                                   245,000
Current Portion of Long Term Debt                               0           47,000                                    47,000
Other Accrued Expenses                                      8,000          129,000                                   137,000
                                                     ---------------- ----------------    -----------------    -----------------
Total Current Liabilities                                 859,000          445,000            (10,000)             1,294,000
                                                     ---------------- ----------------    -----------------    -----------------

NOTES PAYABLE AND LONG TERM DEBT:
Capital Lease Obligation - Long Term Portion                    0           31,000                                    31,000
Stockholders Loans                                              0        1,190,000         (1,190,000)  (e)                0
                                                     ---------------- ----------------    -----------------    -----------------
Total Notes Payable and Long Term Debt                          0        1,221,000         (1,190,000)                31,000
                                                     ---------------- ----------------    -----------------    -----------------

COMMITMENTS AND CONTINGENCIES:
Class A Redeemable Convertible Preferred Stock             32,000                0                                    32,000

SHAREHOLDERS EQUITY:
Common Stock                                                    0          144,000           (144,000)  (a)                0
Class A Common Stock                                       12,000                0              1,000   (c)           13,000
Additional Paid in Capital                             26,586,000        1,828,000         (1,828,000)  (b)       26,586,000
                                                                                              973,000   (c)          973,000
Accumulated Deficit                                   (18,171,000)      (2,466,000)         2,466,000   (b)      (18,171,000)
                                                     ---------------- ----------------    -----------------    -----------------
Total Shareholders Equity                               8,427,000         (494,000)         1,468,000              9,401,000
                                                     ---------------- ----------------    -----------------    -----------------


TOTAL LIABILITIES AND SHAREHOLDERS EQUITY               9,318,000        1,172,000            268,000             10,758,000
                                                     ================ ================    =================    =================

See notes to pro forma financial statements.

ADVANCED PHOTONIX, INC. AND TEXAS OPTOELECTRONICS, INC.

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED DECEMBER 29, 2002 (UNAUDITED)

                                                          API             TOI         Adjustments             Consolidated


SALES                                                  5,989,000       2,595,000                                8,584,000
COST OF GOODS SOLD                                     3,961,000       1,941,000                                5,902,000
                                                   ---------------- ---------------                         ----------------
GROSS PROFIT                                           2,028,000         654,000                                2,682,000
                                                   ---------------- ---------------                         ----------------

OPERATING EXPENSES:
Research and Development Expenses                        392,000               0                                  392,000
Selling, General and Administrative Expenses           1,903,000         695,000                                2,598,000
                                                   ---------------- ---------------                         ----------------
Total Operating Expenses                               2,295,000         695,000                                2,990,000
                                                   ---------------- ---------------                         ----------------

LOSS FROM OPERATIONS                                    (267,000)        (41,000)                                (308,000)
                                                   ---------------- ---------------                         ----------------

OTHER INCOME (EXPENSE):
Interest Income                                           68,000           1,000                                   69,000
Interest Expense                                               0        (134,000)                                (134,000)
Gain (loss) Sale of Assets                                     0         (19,000)                                 (19,000)
Other, Net                                                 5,000           2,000                                    7,000
                                                   ---------------- ---------------                         ----------------
Other Income (Expense), Net                               73,000        (150,000)                                 (77,000)
                                                   ---------------- ---------------                         ----------------

LOSS BEFORE PROVISION FOR INCOME TAXES                  (194,000)       (191,000)                                (385,000)

Provision for Income Taxes                                     0               0                                        0
                                                   ---------------- ---------------                         ----------------

NET LOSS                                                (194,000)       (191,000)                                (385,000)
                                                   ================ ===============                         ================



Basis and Diluted Loss per Share                          (0.02)                                                   (0.03)

Weighted Average Common Shares Outstanding            12,250,000                         1,059,000             13,309,000


See notes to pro forma financial statements.

ADVANCED PHOTONIX, INC. AND TEXAS OPTOELECTRONICS, INC.

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 30, 2002 (UNAUDITED)
                                                          API             TOI         Adjustments             Consolidated

SALES                                                  6,931,000       3,772,000                               10,703,000
COST OF GOODS SOLD                                     4,170,000       2,730,000                                6,900,000
                                                   ---------------- ---------------                         ----------------
GROSS PROFIT                                           2,761,000       1,042,000                                3,803,000
                                                   ---------------- ---------------                         ----------------

OPERATING EXPENSES:
Research and Development Expenses                        467,000               0                                  467,000
Selling, General and Administrative Expenses           2,165,000       1,133,000                                3,298,000
Acquisition Investigation Expenses                       616,000               0                                  616,000
                                                   ---------------- ---------------                         ----------------
Total Operating Expenses                               3,248,000       1,133,000                                4,381,000
                                                   ---------------- ---------------                         ----------------

LOSS FROM OPERATIONS                                    (487,000)        (91,000)                                (578,000)
                                                   ---------------- ---------------                         ----------------

OTHER INCOME (EXPENSE):
Interest Income                                          203,000          11,000                                  214,000
Interest Expense                                               0        (200,000)                                (200,000)
Gain (loss) Sale of Assets                                     0          (7,000)                                  (7,000)
Other, Net                                                 2,000          21,000                                   23,000
                                                   ---------------- ---------------                         ----------------
Other Income, Net                                        205,000        (175,000)                                  30,000
                                                   ---------------- ---------------                         ----------------

LOSS BEFORE PROVISION FOR INCOME TAXES                 (282,000)        (266,000)                                (548,000)

Provision for Income Taxes                                2,000                0                                    2,000
                                                   ---------------- ---------------                         ----------------

NET LOSS                                               (284,000)        (266,000)                                (550,000)
                                                   ================ ===============                         ================


Basis and Diluted Earnings (Loss) per Share              (0.02)                                                   (0.04)

Weighted Average Common Shares Outstanding           12,209,000                          1,059,000            13,268,000


See notes to pro forma financial statements.

ADVANCED PHOTONIX, INC. AND TEXAS OPTOELECTRONICS, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated statement of operations for the nine months ended December 29, 2002 gives effect to the consolidated results of operations as if the merger occurred at April 1, 2002. The unaudited pro forma condensed consolidated statement of operations for the year ended March 30, 2002 gives effect to the consolidated results of operations as if the merger occurred at April 1, 2001. These results are not necessarily indicative of the consolidated results of operations of Advanced Photonix, Inc. ("API") as they may be in the future, or as they might have been had these events been effective at April 1, 2001. The unaudited pro forma condensed consolidated statements are based on the individual historical results of operations of API and Texas Optoelectronics, Inc. ("TOI"), and have been prepared to reflect the acquisition of TOI by API. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at December 29, 2002 as if the merger occurred at April 1, 2001. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of API and TOI and the related notes thereto.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT DECEMBER 29, 2002 AND CONDENSED CONSOLIDATED INCOME STATEMENTS:

a. To eliminate TOI common stock.

b. Elimination of historical retained earnings at TOI.

c. To reflect the issuance of 1,059,110 Shares of API Class A Common stock at $.92/share.

d. To reflect $85,000 in merger expenses incurred by API.

e. To reflect $1,200,000 cash payment in satisfaction of TOI Stockholders Loans and accrued interest.

NOTE: The Company is still in the process of evaluating the fair value of the assets acquired and the liabilities assumed in order to make a final determination of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purpose of developing such pro forma condensed consolidated financial information. Based on current information, the preliminary determination of the cost in excess of the net assets acquired and the allocation to goodwill should not materially differ from the final determination.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ADVANCED PHOTONIX, INC.



                                               By: /s/ Paul Ludwig
                                                   ------------------------
                                                   Paul Ludwig, President


                                                   /s/ Richard D. Kurtz
                                                   ------------------------
                                                   Richard D. Kurtz, Chief
                                                      Executive Officer

Dated: April 2, 2003
       ----------------